UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2020

GENIUS BRANDS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of Incorporation or organization) 190 N. Canon Drive, 4th Fl. Beverly Hills, CA (Address of principal executive offices)	000-54389 (Commission File Number)	20-4118216 (I.R.S. Employer Identification Number) 90210 (Zip Code)

Registrant’s telephone number, including area code: (310) 273-4222

________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GNUS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01	REGULATION FD DISCLOSURE.

A letter from Andy Heyward, Chief Executive Officer of Genius Brands International, Inc. (the “Company”), to its shareholders, dated April 20, 2020, is attached as Exhibit 99.1 hereto. On April 20, 2020, the Company also announced the anticipated spring 2021 premiere of its new children’s animated series, Stan Lee’s Superhero Kindergarten, starring Arnold Schwarzenegger, on Amazon Prime, a copy of which is attached as Exhibit 99.2 hereto.

The information disclosed under this Item 7.01, including Exhibits 99.1 and 99.2 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as expressly set forth in such filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Letter from Andy Heyward to shareholders of Genius Brands International, Inc., dated April 20, 2020.
99.2	Press Release of Genius Brands International, Inc., dated April 20, 2020.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GENIUS BRANDS INTERNATIONAL, INC.

By:	/s/ Andy Heyward
Name:	Andy Heyward
Title:	Chief Executive Officer

Date: April 20, 2020

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